Press Release

Contact
Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE FOURTH QUARTER OF FISCAL 2021

•Revenue: $720 million
•Gross Margin: 67.2% GAAP (67.7% excluding special items)
•EPS: $0.93 GAAP ($0.91 excluding special items)

SAN JOSE, CA – July 27, 2021 – Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $720 million for its fourth quarter of fiscal 2021 ended June 26, 2021, an 8% increase from the $665 million revenue recorded in the prior quarter, and a 32% increase from the same quarter of last year.

“Maxim delivered record revenue in the June quarter, with sequential growth in all end markets, led by Industrial, Automotive, and Comms & Data Center. On the merger front, we are seeking final regulatory clearance for our combination with Analog Devices,” said Tunc Doluca, President and Chief Executive Officer.

Fiscal Year 2021 Fourth Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the June quarter was $0.93, which benefited from a $13 million tax reserve release. The results were affected by $6 million in pre-tax special items which primarily consisted of $4 million of expenses related to prior acquisitions and $2 million in charges related to our upcoming combination with Analog Devices. GAAP earnings per share, excluding special items was $0.91. An analysis of GAAP versus GAAP excluding special items is provided in this press release.

Cash Flow Items
At the end of the fourth quarter of fiscal 2021, total cash, cash equivalents and short-term investments were $2.3 billion, up $257 million from the prior quarter.
Notable items included:
•Cash flow from operations: $280 million
•Capital expenditures: $20 million

Trailing twelve months free cash flow was $859 million. Free cash flow is a non-GAAP measure and is defined by cash flow from operations less capital expenditures.

Dividend and Stock Repurchase
Per the terms of the Merger Agreement between the Company and Analog Devices, we will not declare a dividend that would have been paid in September 2021 and our stock repurchase program remains suspended.

Due to the pending merger with Analog Devices, Maxim Integrated will not be hosting a quarterly earnings conference call and has suspended the practice of providing forward-looking guidance. Investors are requested to review our Investor Relations website for the quarterly financial highlights and SEC filings for the latest updates on the pending transaction with Analog Devices.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended				Year Ended
	June 26, 2021	March 27, 2021		June 27, 2020	June 26, 2021	June 27, 2020
	(in thousands, except per share data)
Net revenues	$719,855	$665,029		$545,369	$2,632,529	$2,191,395
Cost of goods sold	235,830	222,144		183,001	872,183	758,743
Gross margin	484,025	442,885		362,368	1,760,346	1,432,652
Operating expenses:
Research and development	114,834	109,228		110,173	454,330	440,166
Selling, general and administrative	81,071	76,544		72,893	320,722	296,722
Intangible asset amortization	846	846		810	3,554	3,078
Severance and restructuring expenses	1,139	155		678	13,434	5,363
Other operating expenses (income), net	2,798	8,848		(173)	22,606	929
Total operating expenses	200,688	195,621		184,381	814,646	746,258
Operating income	283,337	247,264		177,987	945,700	686,394
Interest and other income (expense), net	(5,723)	(2)		(8,488)	(15,964)	(8,298)
Income before taxes	277,614	247,262		169,499	929,736	678,096
Provision for (benefit from) income taxes (1)(2)	23,875	27,199		(37,799)	102,475	23,402
Net income	$253,739	$220,063		$207,298	$827,261	$654,694

Earnings per share:
Basic	$0.95	$0.82		$0.78	$3.09	$2.43
Diluted	$0.93	$0.81		$0.77	$3.05	$2.41

Shares used in the calculation of earnings per share:
Basic	268,160	267,892		266,639	267,546	269,341
Diluted	271,445	271,396		268,777	270,872	272,028

Dividends paid per share	$—	$—		$0.48	$0.48	$1.92

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended				Year Ended
	June 26, 2021	March 27, 2021		June 27, 2020	June 26, 2021	June 27, 2020
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$3,047	$4,430		$3,528	$17,408	$12,860
Merger-related expenses(3)	—	—			2,394	—
Cost of COVID-19 response programs	609	638		1,591	2,750	3,616
Total	$3,656	$5,068		$5,119	$22,552	$16,476

Operating expenses:
Merger-related expenses(3)	$2,058	$2,546		$—	26,617	$—
Intangible asset amortization	846	846		810	3,553	3,078
Severance and restructuring	1,139	155		678	13,434	5,363
Other operating expenses (income), net	831	6,302	(3)	(173)	7,436	928
Total	$4,874	$9,849		$1,315	$51,040	$9,369

Interest and other expense (income), net	$(2,878)	$(7,359)		$1,484	$(15,903)	$(541)
Total	$(2,878)	$(7,359)		$1,484	$(15,903)	$(541)

Provision for (benefit from) for income taxes:
Impact of U.S. tax legislation (1)	$—	$—		$6,486	$—	$6,486
Impact of income tax audit settlements (2)	—	—		(51,197)	—	(51,197)
Total	$—	$—		$(44,711)	$—	$(44,711)

(1) Includes effect of U.S. tax legislation enacted on December 22, 2017.
(2) Includes effect of income tax audit settlements.
(3) Includes ADI merger related expenses such as accelerated stock-based compensation expense resulting from the acceleration of certain RSAs and RSUs, and other legal and professional services.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 26, 2021	March 27, 2021	June 27, 2020
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$2,291,399	$2,033,973	$1,578,670
Short-term investments	—	—	35,536
Total cash, cash equivalents and short-term investments	2,291,399	2,033,973	1,614,206
Accounts receivable, net	658,829	571,042	404,778
Inventories	237,414	242,343	259,626
Other current assets	30,643	27,440	39,219
Total current assets	3,218,285	2,874,798	2,317,829
Property, plant and equipment, net	554,339	543,848	550,406
Intangible assets, net	66,998	70,891	87,959
Goodwill	562,540	562,541	562,540
Other assets	120,937	120,149	110,569
TOTAL ASSETS	$4,523,099	$4,172,227	$3,629,303

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$129,710	$102,263	$91,982
Price adjustment and other revenue reserves	259,411	214,366	148,916
Income taxes payable	49,568	53,694	43,457
Accrued salary and related expenses	150,656	128,553	126,751
Accrued expenses	47,967	35,627	42,228
Total current liabilities	637,312	534,503	453,334
Long-term debt	995,460	995,100	994,022
Income taxes payable	343,964	351,738	385,072
Other liabilities	130,423	141,721	139,418
Total liabilities	2,107,159	2,023,062	1,971,846

Stockholders' equity:
Common stock and capital in excess of par value	269	268	266
Additional paid-in capital	58,055	47,801	—
Retained earnings	2,370,900	2,117,161	1,671,786
Accumulated other comprehensive loss	(13,284)	(16,065)	(14,595)
Total stockholders' equity	2,415,940	2,149,165	1,657,457
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$4,523,099	$4,172,227	$3,629,303

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three months ended			Year Ended
	June 26, 2021	March 27, 2021	June 27, 2020	June 26, 2021	June 27, 2020
	(in thousands, except per share data)
Cash flows from operating activities:
Net income	$253,739	$220,063	$207,298	$827,261	$654,694
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	20,176	20,878	23,290	107,993	95,431
Depreciation and amortization	23,564	24,552	36,384	96,456	108,533
Deferred taxes	(4,047)	1,601	14,386	(5,331)	8,994
In Process Research and Development written-off	—	—	—	1,220	—
Loss from sale of property, plant and equipment	(611)	124	557	(260)	1,191
Fair value contingent consideration	—	5,835	—	5,835	—
Other Adjustments	(95)	2,413	2,127	1,745	11,353
Changes in assets and liabilities:
Accounts receivable	(87,794)	(85,236)	(24,078)	(254,229)	(42,335)
Inventories	4,890	18,950	(34,562)	21,896	(8,671)
Other assets	(6,759)	(4,875)	(25,769)	(17,343)	(86,299)
Accounts payable	17,384	(719)	5,405	22,187	7,594
Price adjustment and other revenue reserves	45,052	34,118	37,681	110,673	48,426
Income taxes payable	(11,900)	8,021	(45,855)	(34,997)	(74,814)
All other accrued liabilities	26,211	25,715	15,465	41,154	76,758
Net cash provided by operating activities	279,810	271,440	212,329	924,260	800,855
Cash flows from investing activities:
Purchases of property, plant and equipment	(19,500)	(16,229)	(15,680)	(64,942)	(67,049)
Proceeds from sales of property, plant and equipment	11	16	124	94	392
Proceeds from sales of available-for-sale securities	—	—	1,290	1,500	1,290
Proceeds from maturity of available-for-sale securities	—	8,876	10,734	33,901	104,286
Payment in connection with business acquisition, net of cash acquired	—	—	(69,270)	—	(69,270)
Purchases of investments in privately-held companies	—	(1,235)	(1,840)	(1,345)	(1,960)
Proceeds from sale of investments in privately-held companies	242	—	205	281	378
Other investing activities	—	—	2	—	(116)
Net cash provided by (used in) investing activities	(19,247)	(8,572)	(74,435)	(30,511)	(32,049)
Cash flows from financing activities:
Contingent consideration paid	—	(10,000)	—	(10,000)	(8,000)
Net issuance of restricted stock units	(9,964)	(15,932)	(6,741)	(61,880)	(35,877)
Proceeds from stock options exercised	82	76	2,240	2,965	18,870
Issuance of common stock under employee stock purchase program	—	—	23,725	18,498	42,260
Repurchase of common stock	—	—	(82,299)	(9,201)	(440,811)
Dividends paid	—	—	(128,058)	(128,147)	(517,162)
Net cash used in financing activities	(9,882)	(25,856)	(191,133)	(187,765)	(940,720)
Net increase (decrease) in cash, cash equivalents and restricted cash	250,681	237,012	(53,239)	705,984	(171,914)
Cash, cash equivalents and restricted cash
Beginning of period	$2,040,731	$1,803,719	$1,638,667	$1,585,428	$1,757,342
End of period	$2,291,412	$2,040,731	$1,585,428	$2,291,412	1,585,428

Total cash, cash equivalents, and short-term investments	$2,291,399	$2,033,973	$1,614,206	2,291,399	1,614,206

Cash, cash equivalents and restricted cash:
Cash and cash equivalents	$2,291,399	$2,033,973	$1,578,670	2,291,399	1,578,670
Restricted cash in Other assets	13	6,758	6,758	13	6,758
Total cash, cash equivalents and restricted cash	$2,291,412	$2,040,731	$1,585,428	$2,291,412	$1,585,428

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended			Year Ended
	June 26, 2021	March 27, 2021	June 27, 2020	June 26, 2021	June 27, 2020
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$484,025	442,885	362,368	$1,760,346	1,432,652
GAAP gross profit %	67.2%	66.6%	66.4%	66.9%	65.4%
Special items:
Intangible asset amortization	3,047	4,430	3,528	17,408	12,860
Merger-related expenses(1)	—	—	—	2,394	—
Cost of COVID-19 response programs	609	638	1,591	2,750	3,616
Severance and restructuring	—	—	—	—	—
Total special items	3,656	5,068	5,119	22,552	16,476
GAAP gross profit excluding special items	$487,681	$447,953	$367,487	$1,782,898	$1,449,128
GAAP gross profit % excluding special items	67.7%	67.4%	67.4%	67.7%	66.1%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$200,688	195,621	184,381	$814,646	746,258
Special items:
Merger-related expenses(1)	2,058	2,546	—	26,617	—
Intangible asset amortization	846	846	810	3,553	3,078
Severance and restructuring	1,139	155	678	13,434	5,363
Other operating expenses (income), net	831	6,302	(173)	7,436	928
Total special items	4,874	9,849	1,315	51,040	9,369
GAAP operating expenses excluding special items	$195,814	$185,772	$183,066	$763,606	$736,889

Reconciliation of GAAP net income to GAAP net income excluding special items:
GAAP net income	$253,739	$220,063	$207,298	$827,261	$654,694

Special items:
Intangible asset amortization	3,893	5,276	4,338	20,961	15,938
Merger-related expenses(1)	2,058	2,546	—	29,011	—
Cost of COVID-19 response programs	609	638	1,591	2,750	3,616
Severance and restructuring	1,139	155	678	13,434	5,363
Other operating expenses (income), net	831	6,302	(173)	7,436	928
Interest and other expense (income), net	(2,878)	(7,359)	1,484	(15,903)	(541)
Pre-tax total special items	5,652	7,558	7,918	57,689	25,304
Other income tax effects and adjustments (2)	(12,950)	(5,928)	(14,378)	(24,765)	(19,668)
Impact of U.S. tax legislation (3)	—	—	6,486	—	6,486
Impact of income tax audit settlements (4)	—	—	(51,197)	—	(51,197)
GAAP net income excluding special items	$246,441	$221,693	$156,127	$860,185	$615,619

GAAP net income per share excluding special items:
Basic	$0.92	$0.83	$0.59	$3.22	$2.29
Diluted	$0.91	$0.82	$0.58	$3.18	$2.26

Shares used in the calculation of earnings per share excluding special items:
Basic	268,160	267,892	266,639	267,546	269,341
Diluted	271,445	271,396	268,777	270,872	272,028

(1) Includes ADI merger related expenses such as accelerated stock-based compensation expense resulting from the acceleration of certain RSAs and RSUs, and other legal professional services.
(2) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.
(3) Includes effect of U.S. tax legislation enacted on December 22, 2017.
(4) Includes effect of income tax audit settlements.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to the cost of COVID-19 response programs; ADI merger-related expenses; intangible asset amortization; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization, ADI merger-related expenses and cost of COVID-19 response programs. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; ADI merger-related expenses severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items. Special items include the tax impact of pre-tax special items, significant tax audit settlements, significant prior year tax reserve adjustments, significant tax legislation, and significant non-recurring and period specific tax items, which vary in size and frequency.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; ADI merger-related expenses; cost of COVID-19 response programs; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
Except for historical information, this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, regulatory approvals, supply constraints, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2020 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331620000025/0000743316-20-000025-index.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated, an engineer’s engineering company, exists to solve the designer’s toughest problems in order to empower design innovation. Our broad portfolio of high-performance semiconductors, combined with world-class tools and support, delivers essential analog solutions including efficient power, precision measurement, reliable connectivity and robust protection along with intelligent processing. Designers in application areas such as automotive, communications, consumer, data center, healthcare, industrial and IoT trust Maxim to help them quickly develop smaller, smarter and more secure designs. Learn more at https://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations